LATTICE STRATEGIES TRUST

Supplement dated May 11, 2015 to the Currently Effective

Prospectus and Statement of Additional Information (“SAI”)

dated February 12, 2015, as supplemented

This supplement updates information in, and should be read in conjunction with, the Prospectus and SAI.

Effective on May 4, 2015, the address of Lattice Strategies Trust (the “Trust”) and Lattice Strategies LLC (the “Adviser”) has changed. As a result, all references to the Trust’s and the Adviser’s address are hereby deleted and replaced with the following in the Prospectus and SAI: 101 Montgomery Street, 27th Floor, San Francisco, CA 94104.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.